Exhibit 32

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Provide Commerce, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Strauss, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2004

/s/ William Strauss
William Strauss
Chief Executive Officer

In connection with the Quarterly Report of Provide Commerce, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rex E. Bosen, Vice President, Finance and Accounting and principal financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2004

/s/ Rex E. Bosen
Rex E. Bosen
Vice President, Finance and Accounting
and Principal Financial Officer